UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 31, 2019
(Date of Report, Date of Earliest Event Reported)

Stage Stores, Inc.
(Exact Name of Registrant as Specified in Charter)

1-14035
(Commission File Number)

NEVADA (State or Other Jurisdiction of Incorporation)	91-1826900 (I.R.S. Employer Identification No.)

2425 West Loop South, Houston, Texas (Address of Principal Executive Offices)	77027 (Zip Code)
(800) 579-2302
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	SSI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    Richard E. Stasyszen resigned his position as Senior Vice President, Finance and Controller of Stage Stores, Inc. on May 31, 2019. Mr. Stasyszen is expected to remain with us until June 21, 2019, to assist with an orderly transition of his duties.
Item 5.07    Submission of Matters to a Vote of Security Holders

(a) Annual Meeting. The 2019 Annual Meeting of Shareholders of Stage Stores, Inc. (the “Company”) was held on June 6, 2019.

(b) Matters Voted Upon; Voting Results. The following matters were submitted for a vote of the Company’s shareholders:

1.
Election of Seven Directors for a Term of One Year. The seven nominees for election to the Board of Directors were elected to hold office until the 2019 Annual Meeting of Shareholders and until their successors have been elected and have qualified, based upon the following votes:

Nominee	For	Against	Abstentions	Broker Non-Votes
Alan J. Barocas	12,729,840	1,300,244	64,182	14,080,119
Elaine D. Crowley	13,523,300	511,627	59,339	14,080,119
Dianne M. Ellis	13,532,063	494,632	67,571	14,080,119
Michael L. Glazer	13,452,007	575,720	66,539	14,080,119
Earl J. Hesterberg	13,384,641	644,086	65,539	14,080,119
Lisa R. Kranc	13,260,148	651,149	182,969	14,080,119
William J. Montgoris	13,464,166	560,475	69,625	14,080,119

2. Advisory Resolution to Approve Executive Compensation. The advisory resolution to approve executive compensation was approved based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
10,855,353	3,007,860	231,053	14,080,119

3. Ratification of the Selection of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for Fiscal 2019. The proposal to ratify the selection of Deloitte & Touche LLP as independent registered public accounting firm for Fiscal 2019 was approved based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
27,523,797	462,539	188,049	N/A

4. Approve Adoption of Amended and Restated Stage Stores, Inc. 2017 Long-Term Incentive Plan. The proposal to adopt the Amended and Restated Stage Stores, Inc. 2017 Long-Term Incentive Plan was approved based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
12,748,923	1,228,541	116,802	14,080,119

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STAGE STORES, INC.

Date: June 6, 2019	/s/ Jason T. Curtis
Jason T. Curtis
Executive Vice President, Chief Financial Officer and Treasurer